UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Summit GNMA Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Investors in longer-term bonds enjoyed good overall returns during the 12 months ended October 31, 2011, but the Federal Reserve’s near-0% interest rate policy meant that short-term securities once again offered little income. The two Summit Income Funds recorded results that reflected these very different market environments. Along with its peers, the Summit Cash Reserves Fund was basically flat for the period, while the Summit GNMA Fund reported a good gain and outperformed its Lipper benchmark.

ECONOMY AND INTEREST RATES

Over the course of our reporting period, initial optimism that the recovery was gaining momentum gave way to heightened concerns over the resilience of global growth. The political crisis in North Africa and the Middle East, the natural disaster in Japan, and the sovereign debt crisis in Europe unsettled global markets. U.S. economic growth slowed to a crawl early in 2011, partly in response to higher oil prices and supply disruptions from the Japanese earthquake and tsunami. While growth picked up somewhat in the third quarter, a political showdown over the debt limit in Washington drained consumer confidence and led to a fiscal stalemate and a downgrade of the U.S. government’s long-term credit rating. Worries grew that the U.S. might follow Europe into a “double-dip” recession, although data late in the period suggested that the economy was continuing to expand, albeit at a meager pace that left unemployment at very high levels.

With fiscal policy effectively sidelined, investors kept a close eye on the Federal Reserve and its willingness and capacity to engage in further monetary stimulus. In late summer, Fed officials announced their intention to keep short-term interest rates near 0% for the next two years, and on September 21, a divided Federal Reserve policy-making committee announced a new round of monetary stimulus.

Dubbed Operation Twist, the Fed’s plan involved trading $400 billion of its short-term Treasury holdings for longer-term issues in an effort to spur borrowing and aid the housing sector. The Fed also announced its intention to resume mortgage purchases. Many investors worried that lowering borrowing costs would accomplish little in the face of high unemployment, however.

Market uncertainty and the resulting preference by investors for high-quality fixed income assets led to a sharp reversal in bond yields during the latter half of the year. As investor optimism evaporated, 10-year Treasury yields fell from a high of 3.72% in the first quarter of 2011 to near historical lows in late October. Volatility within the financial markets led to disparate effects across fixed income sectors despite the Fed’s accommodative stance. U.S. Treasuries posted their best performance since the start of the financial crisis in 2008, while the investment-grade corporate sector and certain parts of the mortgage market struggled to keep pace. However, asset-backed and commercial mortgage-backed securities managed to exceed the returns on comparable Treasuries.

SUMMIT CASH RESERVES FUND
Your fund returned 0.01% over both the 6- and 12-month periods ended October 31, 2011. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund. While performance comparisons in this near-0% interest rate environment are difficult, the fund’s longer-term returns have always been attractive and have placed it consistently well within the top quartile of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 86 of 269, 44 of 251, 31 of 230, and 19 of 191 money market instrument funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Money market funds continue to operate within the most challenging investment environment they have faced since their introduction some 40 years ago. Investment rates and therefore shareholder income continue to be held near zero as the Fed’s 0% interest rate policy enters its fourth year. The looming risk of sovereign default in Europe has redrawn the investment landscape within which many funds operate, and lately, even the quality of otherwise super-safe U.S. Treasury securities has been drawn into question by the continuing debt-limit drama in Washington. Despite the challenges, investors continue to demonstrate their preference for the safety and liquidity that money market funds provide as part of an overall portfolio strategy.

A general theme permeating the money markets for some time now has been the diminishing supply of high-quality investment options. The debt limit and the Treasury’s focus on longer-term securities for new issuance as part of Operation Twist have reduced the outstanding supply of Treasury bills. A slack economy has seriously reduced the funding needs of U.S. corporations and therefore the supply of commercial paper and asset-backed commercial paper. Finally, with the challenges facing the eurozone, money fund investments in European banks have dropped substantially.

Demand for risk-free investments coupled with diminished supply has left Treasury bill rates near 0.00%. Three-month bills averaged a yield of 0.015% over the last six months, but at times, increased market fears have seen bills trade at or below 0.00%. Agency discount notes—increasingly viewed as near-substitutes for Treasury debt—averaged yields of 0.05% for three-month maturities. Bank funding rates have become even more tiered over the past six months as investors moved away from the perceived risks in Europe in favor of less risky banking systems in Canada, Australia, and New Zealand. LIBOR funding rates—a measure of the rates banks charge one another—generally moved higher in the last six months, rising from 0.25% in late May to 0.43% at the end of October. In a sign of market stress, however, actual rates varied among individual bank issuers by as much as 20 to 25 basis points, depending upon the bank’s country of domicile and the issuer’s perceived credit strengths and risk exposures. Corporate commercial paper remains in very high demand as investors shy away from financials; issuers can command rates as low as 0.15% for a three-month borrowing period. Municipal seven-day yields have moved in a narrow range, averaging about 0.13% over the period.

Our investment strategy remains dominated by the quest for quality and safety. We remain comfortable with interest rate risk—in other words, the risk that the value of our holdings will decline due to a sudden rise in interest rates—given the Fed’s statement that it will not raise rates until mid-2013. We are highly sensitive to credit risk, however, especially among financial names and particularly those issuers domiciled in Europe. We have been reducing exposure to unsecured European financial names throughout the period, and that exposure is now less than 5% of the portfolio and invested only in the issuers in which we have the highest conviction. Given the unresolved nature of the crisis in Europe, we expect to continue eliminating positions over the coming months. We continue to favor Canadian and Australian bank names in the portfolio. U.S. municipal debt continues to represent about 30% of the portfolio. More recently, as LIBOR rates have increased, we have found some opportunities in receivables-backed securities. Treasury and agency debt account for more the 10% of the portfolio.

We remain quite concerned with events unfolding both in Europe and with the deliberations of the Congressional deficit-reduction “super committee” in Washington. Unfortunately, with rates unlikely to rise until the Fed is confident in the economic recovery, shareholders will likely continue to see near-0% returns for the foreseeable future. In the meantime, our investment focus remains on quality, stability of pricing, and liquidity.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 3.94% over the six months and 5.16% over the 12 months ended October 31, 2011. As shown in the table, the portfolio modestly trailed the Barclays Capital U.S. GNMA Index while outpacing the Lipper GNMA Funds Average over both periods. The fund’s performance continued to compare favorably to the majority of its peers over longer time periods. Based on cumulative total return, the fund was ranked 21 of 69, 33 of 63, 25 of 56, and 16 of 49 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended October 31, 2011, respectively. Results will vary for other time periods. (Past performance cannot guarantee future results.)

Mortgage-backed securities guaranteed by Ginnie Mae performed well during this volatile period, outpacing the broader fixed income market. Attractive fundamentals and healthy demand combined to provide support for the sector and led the Barclays Capital U.S. GNMA Index to handily outpace Treasury securities of similar duration. GNMA issuance continued to grow during the last 12 months and increase its share of the agency-backed MBS sector. The increase in net supply was met with broad-based demand, however, as historically low interest rates, tepid bank loan growth (a competing form of debt), and a weaker dollar attracted investors to the sector.

Policy actions by the Federal Reserve in late September also supported GNMAs and the rest of the agency MBS sector. Central bank officials surprised investors with their decision to reinvest maturing agency corporate debt and principal payments from the Fed’s MBS portfolio back into the market. The Fed’s action was intended to support lower mortgage rates and ease building pressure from European markets, which was leading to a tightening in credit to consumers and deteriorating financial conditions.

While the supply/demand balance in the market provided support for MBS, fundamentals also were supportive of the sector. Though low absolute rates historically have spurred increased refinance activity from borrowers, more restrictive underwriting criteria from mortgage originators, elevated unemployment, and a weaker housing market led to manageable increases in prepayment activity. Muted refinance activity and the subsequent slower-than-expected principal repayment led to greater income for investors and considerable price appreciation from lower yields.

The fund’s performance relative to its peers benefited from our allocations to holdings other than GNMA pass-through securities, such as collateralized mortgage obligations. Similarly, we continued to focus on GNMAs with particularly attractive collateral characteristics that protect investors from heightened prepayment risk. Conversely, the fund’s strategy of diversifying risk through allocations to more credit-sensitive sectors of the Barclays aggregate index and positioning the fund for higher interest rates with a shorter duration posture (a measure of the price sensitivity of fixed income securities) detracted a bit from results. Positions in CMBS, non-agency residential securities, and MBS backed by Fannie Mae or Freddie Mac underperformed GNMAs, resulting in a drag on performance over the year.

Our outlook for the sector is generally positive, but we remain cognizant of several risks. Stable interest rates and policies supportive of MBS should provide a favorable environment for mortgage investors. Nevertheless, we are keeping an eye out for disruptions given the heightened volatility in the markets, low mortgage rates, and uncertainty surrounding housing reform.

OUTLOOK

The fixed income markets face significant challenges in the year ahead as the crosscurrents of heightened sovereign risk concerns and gradual improvements in the pace of the U.S. recovery continue to play out. Our internal projections call for a marginal improvement in the pace of economic activity, with real gross domestic product growth of 2% in 2012 and an easing in inflationary pressures, which should keep short-term interest rates well anchored in the near term. Over the longer term, domestic borrowing needs, higher inflation expectations, and expansion in the Federal Reserve’s balance sheet are likely to eventually put upward pressure on interest rates.

While we will not be able to shield our shareholders from all of these crosscurrents, we will continue to place a primary emphasis on controlling risk in both portfolios. At the root, this effort relies on careful, independent research into individual securities, and we are pleased to be working with a growing team of analysts in our attempts to find those issues that offer the best balance of risk and reward.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 16, 2011

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

YIELD DATA CORRECTION

Due to a systems error, the 30-day SEC yield published in the April 30, 2011, semiannual report for the Summit GNMA Fund was incorrect.

The correct 30-day yield as of April 30, 2011, was 3.77%. We apologize for any inconvenience caused by this error.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISKS OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit-quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended 10/31/11‡	10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡
NET ASSET VALUE					
Beginning of period	$ 10.30	$ 10.05	$ 9.43	$ 9.58	$ 9.57
Investment activities					
Net investment income	0.35	0.37	0.41	0.45	0.46
Net realized and unrealized gain (loss)	0.16	0.30	0.66	(0.14)	0.03
Total from investment activities	0.51	0.67	1.07	0.31	0.49
Distributions					
Net investment income	(0.41)	(0.42)	(0.45)	(0.46)	(0.48)
Net realized gain	(0.09)	–	–	–	–
Total distributions	(0.50)	(0.42)	(0.45)	(0.46)	(0.48)
NET ASSET VALUE					
End of period	**$ 10.31**	**$ 10.30**	**$ 10.05**	**$ 9.43**	**$ 9.58**

Ratios/Supplemental Data

Total return(1)	**5.16%**	**6.79%**	**11.52%**	**3.24%**	**5.26%**
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.43%	3.65%	4.17%	4.63%	4.86%
Portfolio turnover rate	296.6%(2)	114.2%(2)	61.0%	130.0%(2)	92.4%(2)
Portfolio turnover rate excluding mortgage dollar roll transactions	237.0%	112.1%	61.0%	87.1%	83.9%
Net assets, end of period (in thousands)	$ 187,994	$ 193,626	$ 161,911	$ 92,328	$ 75,980

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 4).

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

ASSET-BACKED SECURITIES 1.5%

	$ Par/Shares	Value
Auto Backed 0.8%		
Ally Master Owner Trust Series 2010-4, Class A, VR 1.313%, 8/15/17	1,410	1,416
		1,416
Home Equity Loans Backed 0.1%		
Chase Funding Mortgage Loan Series 2002-2, Class 1M-1 5.599%, 9/25/31	102	78
Chase Funding Mortgage Loan Series 2003-1, Class 1A-6 4.458%, 3/25/14	134	130
		208
Whole Loans Backed 0.6%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.846%, 2/25/34	54	46
Bank of America Mortgage Securities Series 2004-I, Class 3A2, ARM 2.755%, 10/25/34	18	15
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.813%, 11/25/35	149	121
Fosse Master Issuer Series 2011-1A, Class A2, CMO, ARM 1.805%, 10/18/54 (1)	430	430
Sequoia Mortgage Trust Series 2010-H, Class A1, CMO, ARM 3.75%, 2/25/40	36	36

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 97.9%

U.S. Government Agency Obligations (2) 8.9%

Federal Home Loan Mortgage		
4.50%, 5/1/40	6,347	6,695
6.50%, 7/1/14	40	42
7.00%, 11/1/30	12	14
Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	12	1
Federal National Mortgage Assn.		
5.50%, 4/1/36	1,949	2,126
6.00%, 8/1/34 - 1/1/39	6,509	7,201
Federal National Mortgage Assn., ARM, 2.371%, 11/1/35	43	47
Federal National Mortgage Assn., CMO, IO, 4.50%, 5/25/40	3,269	520
Federal National Mortgage Assn., IO, 8.50%, 4/25/22	7	1
		16,647

U.S. Government Obligations 89.0%

Government National Mortgage Assn.		
4.00%, 11/15/40 - 10/20/41	3,452	3,683
4.50%, 9/15/35 - 9/20/41	52,669	57,238
5.00%, 12/15/17 - 9/15/40	41,372	45,474
5.50%, 10/20/32 - 12/20/39	20,510	22,855
6.00%, 9/15/12 - 11/20/39	11,245	12,582
6.00%, 11/20/33 (3)	1,535	1,697
6.50%, 12/15/14 - 4/20/39	4,493	5,083
7.00%, 3/15/13 - 10/20/36	1,148	1,327
7.50%, 9/15/12 - 3/15/32	274	325
8.00%, 4/15/17 - 5/20/29	69	81
8.50%, 6/15/17 - 3/15/27	78	91
9.00%, 4/15/18 - 3/20/25	14	17

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/11	Value 10/31/10
T. Rowe Price Term Asset-Backed Opportunity Fund	-	688**	$ 62	$ 232	$ 990
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	9	3,312	8,865
Totals			$ 71	$ 3,544	$ 9,855

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 3,548
Dividend income	9
Interest income	62
Investment income	$ 71
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60-days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at October 31, 2011, totaled ($262,000) for the year ended October 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 1% and 13% of net assets.

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 8% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended October 31, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the year ended October 31, 2011, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended October 31, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of October 31, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of October 31, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $10,111,000 and $6,711,000, respectively, for the year ended October 31, 2011. Purchases and sales of U.S. government securities aggregated $541,335,000 and $544,580,000, respectively, for the year ended October 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities and the recharacterization of distributions. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, were characterized for tax purposes as follows:

At October 31, 2011 the tax-basis cost of investments and components of net assets were as follows:

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit GNMA Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $545,000 from short-term capital gains

• $2,062,000 from long-term capital gains, which was subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[40]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Funds	Principal Occupation(s)

Christopher P. Brown (1977)	Vice President, T. Rowe Price
Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price
Vice President

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011